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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Caldera International, Inc. (the "Company") on Form 10-Q, as amended by this amendment on Form 10Q/A, for the quarter ended July 31, 2002, the undersigned each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each of our knowledge:

     1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Darl Mcbride
    ---------------------------
    Darl McBride
    President and Chief Executive Officer


    /s/ Robert K. Bench
    ---------------------------
    Robert K. Bench
    Chief Financial Officer


Date: September 27, 2002